-------------------------------------------------------
                                  SMITH BARNEY
                               INTERNATIONAL LARGE
                                    CAP FUND
             -------------------------------------------------------
                       SEMI-ANNUAL REPORT | JUNE 30, 2002




                        [SMITH BARNEY MUTUAL FUNDS LOGO]

             -------------------------------------------------------
             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
             -------------------------------------------------------

Semi-Annual Report o June 30, 2002

SMITH BARNEY INTERNATIONAL LARGE CAP FUND

[PHOTO OMITTED]   MATTHEW BOWYER,
MATTHEW BOWYER    PORTFOLIO MANAGER

Matthew Bowyer has more than 16 years of securities industry experience and has been managing the Fund since February 1999.

Education: BA from Harvard University, MSc from the London School of Economics

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------

The Fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal. There is no assurance that the Fund will achieve its objective.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

FUND INCEPTION
--------------------------------------------------------------------------------
March 1, 1991

MANAGER TENURE
--------------------------------------------------------------------------------
16 Years

MANAGER'S INVESTMENT INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
16 Years

               Class A        Class B        Class L
--------------------------------------------------------------------------------
NASDAQ          CFIPX          SILCX        SILLX
--------------------------------------------------------------------------------
Inception       3/1/91         1/4/99       9/22/00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002 (UNAUDITED)

                      WITHOUT SALES CHARGES(1)

                   Class A    Class B      Class L
-------------------------------------------------------
6 Months              (0.23)%*    (0.60)%*   (0.57)%*
-------------------------------------------------------
One-Year              (7.30)%     (7.99)%    (7.87)%
-------------------------------------------------------
Five-Year             (2.09)%       --         --
-------------------------------------------------------
Ten-Year               2.66%        --         --
-------------------------------------------------------
Since Inception+       2.89%      (7.44)%   (17.47)%
-------------------------------------------------------

                        WITH SALES CHARGES(2)

                   Class A    Class B      Class L
-------------------------------------------------------
6 Months              (5.22)%*    (5.57)%*   (2.55)%*
-------------------------------------------------------
One-Year             (11.93)%    (12.59)%    (9.71)%
-------------------------------------------------------
Five-Year             (3.09)%       --         --
-------------------------------------------------------
Ten-Year               2.14%        --         --
-------------------------------------------------------
Since Inception+       2.43%      (7.97)%   (17.94)%
-------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect deduction of all applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges (OCDSCO) with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost. THE RETURNS SHOWN ALSO DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

+ Inception dates for Class A, B and L shares are March 1, 1991, January 4, 1999 and September 22, 2000, respectively.

*    Not Annualized.

--------------------------------------------------------------------------------
WHAT'S INSIDE
Letter to Our Shareholders .......................  1
Fund at a Glance .................................  5
Portfolio of Investments .........................  6
Statement of Assets and Liabilities ..............  9
Statement of Operations .......................... 10
Statement of Changes in Net Assets ............... 11
Financial Highlights ............................. 12
Notes to Financial Statements .................... 15


                        [SMITH BARNEY MUTUAL FUNDS LOGO]
                  Your Serious Money Professionally Managed (SM)

 ----------------------------------------------------------------------------
 Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
 ----------------------------------------------------------------------------

DEAR SHAREHOLDER,

We are pleased to provide the semi-annual report for the Smith Barney International Large Cap Fund ("Fund") for the six months ended June 30, 2002. In this report, we have summarized the period's prevailing economic and market conditions and outlined the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

SPECIAL SHAREHOLDER NOTICE

Please note that on May 13, 2002, Smith Barney Fund Management LLC, an affiliate of the Fund's previous investment manager, Citi Fund Management Inc., became the Fund's investment manager. Current Citi Fund Management Inc. personnel continue to manage the Fund's portfolio through Smith Barney Fund Management LLC. Smith Barney Fund Management LLC is located at 333 West 34th Street, New York, New York 10001. Citi Fund Management Inc. and Smith Barney Fund Management LLC are subsidiaries of Citigroup Inc.

INVESTMENT STRATEGY

The Fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal. The Fund invests primarily in the common stocks of foreign companies that the Fund's manager believes have above-average prospects for growth, including companies in developing countries.(1) Generally, the Fund invests in a number of different countries and, under normal circumstances, the Fund invests in companies in at least three foreign markets. Under normal circumstances, the Fund also will invest at least 80% of its assets in large-cap securities, which are securities of issuers typically with market capitalizations of $750 million or more.

PERFORMANCE UPDATE

For the six months ended June 30, 2002, the Fund's Class A shares, without sales charges, returned negative 0.23%. The Fund outperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE")(2), which returned negative 1.62% for the same period. Past performance is not indicative of future results.

PORTFOLIO MANAGER MARKET AND FUND REVIEW

The Fund's regional exposure across Europe and Japan was essentially neutral in comparison to the weighting of the MSCI EAFE for the period. Within Europe, however, the Fund focused on equities of companies in the United Kingdom ("U.K."), which was among the better-performing markets for the period.

Our focus on stocks trading in the U.K. was attributable to our security-selection findings based on his proprietary valuations of U.K. stocks that, in our view, generally suggested high-return to fair-value pricing relative to equities in other markets. In addition, based upon our observations, earnings expectations in the U.K. were milder during the period in comparison to anticipated earnings growth of companies in continental Europe; we believe these lower expectations leave less room for negative surprises and revisions.

In terms of the Fund's exposure to Japan's stock market, the Fund assumed a more neutral position during the period relative to the MSCI EAFE, as Japan's market responded to the effects of the yen's weakness and expanding exports.

----------

(1) INVESTING IN FOREIGN SECURITIES IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND CHANGES IN POLITICAL AND ECONOMIC CONDITIONS. THESE RISKS ARE MAGNIFIED IN EMERGING MARKETS.

(2) THE MSCI EAFE INDEX IS AN UNMANAGED INDEX OF COMMON STOCKS OF COMPANIES LOCATED IN EUROPE, AUSTRALASIA AND THE FAR EAST. PLEASE NOTE THAT AN INVESTOR CANNOT INVEST DIRECTLY IN AN INDEX.


1 SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                       | 2002 Semi-annual Report to Shareholders

Towards the close of the prior reporting period, the U.S. markets had rallied from September lows in response to policies designed to stimulate economic growth. During 2002, however, markets lapsed despite signs suggesting an economic revival may be underway. More recently, earnings prospects have continued to deteriorate, particularly for companies in the technology sectors that are reliant on a turnaround in corporate investment spending.

Throughout the period, our strategy was tilted in favor of relatively "defensive" stocks that we felt were supported by attractive valuations, as opposed to equities of companies in sectors that previously offered high-growth potential. The Fund was underweight stocks of companies in telecommunications services and equipment manufacturers relative to the MSCI EAFE, as introductions of new products and services were repeatedly delayed in these sectors. The Fund was overweighted in stocks of companies in the materials and industrials sectors relative to this Index as, in our view, these sectors generally offered attractive valuations and less-demanding earnings expectations.

In terms of individual security selection, the Fund's overweight position (relative to the MSCI EAFE) in the stock of the French banking group BNP Paribas added to the Fund's relative returns. Our valuation model and the company's earnings growth indicated that the company was an attractive investment. Italian oil producer ENI was a leading performer during the period, despite fluctuations of oil prices. From our perspective, the company appeared successful in raising production volumes, floating its gas distribution network in order to focus on core production activities.

We overweighted a number of defensive U.K. stocks in the Fund relative to the MSCI EAFE on the basis of valuations we found attractive and, by the end of the fiscal year, they were among the top contributors to the Fund's performance. Wolseley Plc., the building materials merchant, in our view, benefited from U.S. housing activity and continued to post steady sales growth with a high return on equity. Diageo Plc., another significant portfolio holding, was another outperformer. We believe this performance may be attributable in part to the company's stable growth-oriented business, as well as to the company's efforts to consolidate its position as a premier global drinks business (following the completion of its acquisition of drinks brands from Vivendi Universal). We believe the Fund's position in Smiths Group has benefited from an upturn in earnings expectations in anticipation of improved prospects for its defense and medical divisions. In the materials group, BHP Billiton appears to have capitalized upon a recovery in aluminium and steel price rises in 2002. French automaker Peugeot was the single European auto company stock held in the Fund. The company's market-share gains throughout the period contributed to positive earnings revisions.

The most significant detractors from performance to the portfolio during the first half were the portfolio's overweight postions in Dutch Insurance Group versus the MSCI EAFE and Aegon NV, which suffered with other companies in the insurance sector as solvency ratios declined with the equity and corporate bond markets. Aegon's exposure to the effects of U.S. earnings was a further negative. Vodafone Plc. was another negative contributor to Fund performance as investors appeared to re-evaluate the company's growth characteristics. Its reported second-quarter sales, in our view, signalled a stabilization of growth and an increase in subscriber levels. Telefonica SA was another telecom holding in the Fund's portfolio that declined with this sector, although the company was also affected by its exposure to Latin America. Two European technology stocks, software firm SAP AG and semi-conductor maker STMicroelectronics NV, also ranked among the list of the Fund's underperformers. The Fund's underweight positions relative to the MSCI EAFE in Total Fina, BP Amoco and Shell Inc. in the energy sector (which performed favorably relative to many other sectors), offset some of the negative performance.

During the period, the Fund added a number of Japanese technology stocks, including those of Advantest, Murata Manufacturing Co. and Sony Corp. and reduced its exposure to European telecommunications operators. We added stocks of companies in the European financials sector in anticipation of improving earnings and profitability. These equities included Bayerische Hypo-Und Vereinsbank AG, Lloyds TSB Group and Amvescap. We also added materials industry companies, Hanson and steel group Arcelor.

2  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                      |  2002 Semi-annual Report to Shareholders

At the end of the period, the Fund had a weighting in Japan somewhat neutral to the MSCI EAFE, and overweight the U.K., France and Italy relative to the MSCI EAFE. In comparison, the Fund recently has been underweight stocks of banks, particularly those in Japan, yet has been overweight auto and technology stocks in Japan relative to the Index. In Europe, the Fund recently has been overweight stocks in the consumer staples, healthcare, cyclical materials and industrials sectors relative to the Index. The Fund's largest weightings are concentrated in these sectors through its equity holdings in ENI, BNP, Novartis AG and U.K.-companies such as Smiths Group, Hanson and Diageo Plc.

PORTFOLIO MANAGER MARKET AND FUND OUTLOOK

Going forward, the Fund's strategy remains focused on seeking to identify relative value in terms of security selection using proprietary models to help evaluate earnings data and gauge valuations.

In Europe, our forecast for "trend-growth" economic recovery has been revised to "below-trend growth" for the near term, with an expected GDP(3) of 1.3% on an annualized basis for 2002. Relative to Europe, prospects for growth in the U.K. appear more favorable to us due to the strength of domestic demand and the country's ability to potentially benefit from the upturn in the global business cycle. We expect trend growth in the U.K., with real GDP to register at an average annualized rate of approximately 2.3% for 2002. In Europe, we perceive signs of a recovery in business, improvement in consumer sentiment as derived from our conclusions from surveys, as well as resurgence in industrial production and retail sales. However, despite these considerations, we believe that a spike in oil prices, attributable to Middle East conflicts, could present a downside risk to Europe's economic recovery.

Relative to the United States, we expect a more muted economic recovery in Europe since the European Central Bank ("ECB") has been less proactive than previously anticipated in cutting interest rates (relative to past rate-reduction measures taken by the U.S. Federal Reserve Board). The ECB currently is expected to hold rates steady throughout 2002 due to positive economic indicators, including rapid money growth and, from our perspective, the successful implementation of the euro currency. On the U.K. monetary front, we believe the Monetary Policy Committee in Europe has supported global confidence. However, we believe rates have now troughed and fears that a tightening (a rise in rates) will likely occur later this year, which we believe could place some pressure on economic growth in the U.K.

Since  December,  we have  revised our  outlook on global  equity  markets  from attractive to moderately attractive. Negative earnings revisions adversely impacted our valuations, which has led us to rank Europe third--but extremely close--to the U.K. and U.S. from a valuation perspective. While our European earnings revisions generally remain in negative territory, we believe earnings may have bottomed in the fourth quarter of 2001 and are trending higher. Based on our in-house research, we currently see potential opportunities within Europe in the financials and industrials sectors, with energy being the least-attractive sector in our view. We believe that the telecommunications and industrials sectors in the U.K. offer the most potential values, while we think the healthcare sector in the U.K. is overvalued.

Recent cyclical data suggests the Japanese economy may have finally bottomed. We expect the manufacturing sector in this market to begin to recover and to de-couple from the debt-ridden service and government sectors. We believe the stronger-than-anticipated U.S. economic recovery is likely to spur demand for Japanese goods, and the decline in the yen may improve this export-led recovery. However, despite these hopeful signs, we still project real GDP growth in 2002 to register at negative 0.7% (on an annualized basis).

----------

(3) GROSS DOMESTIC PRODUCT ("GDP") IS A MARKET VALUE OF GOODS AND SERVICES PRODUCED BY A GIVEN COUNTRY.

3  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                      |  2002 Semi-annual Report to Shareholders

As for Japan, given our forecast of modest growth and continued deflation, we expect the Bank of Japan will keep interest rates steady for the foreseeable future. We view the Japanese stock market as being slightly overvalued, ranking it fourth among the G-4 countries from a valuation perspective. Although our earnings revisions are generally still negative, earnings downgrades appear to us to be bottoming-out, attributable to a recurring profit base and improving factory orders. We think that restructuring efforts, an increase in export revenues due to yen depreciation and a possible injection of public funds could contribute to a rise in equities. Nonetheless, we do not favor the Japanese equity market due to the credit risks from massive bankruptcies in the country and a decline in Prime Minister Koizumi's public approval rating. At the sector level, we believe that financial stocks offer potential value contingent upon the Japanese government's commitment to use public funds to help avert a banking crisis. However, we consider the industrials and materials sectors to be overvalued.

We appreciate your investment in the Smith Barney International Large Cap Fund and your confidence in the Fund's investment approach. We look forward to continuing to provide you with diligent investment management services in the future.

Sincerely,



/s/ Heath B. McLendon                        /s/ Matthew Bowyer


Heath B. McLendon                            Matthew Bowyer
Trustee                                      Portfolio Manager

JULY 20, 2002

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE PORTFOLIO MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS OR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE PORTFOLIO MANAGERS AND MAY DIFFER FROM THOSE OF OTHER PORTFOLIO MANAGERS OR THE FIRM AS A WHOLE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE FUND. PLEASE REFER TO PAGES 6 THROUGH 8 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE FUND'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE FUND'S HOLDINGS IS AS OF JUNE 30, 2002 AND IS SUBJECT TO CHANGE.


4  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                      |  2002 Semi-annual Report to Shareholders

================================================================================
SMITH BARNEY INTERNATIONAL LARGE CAP FUND AT A GLANCE (UNAUDITED)
================================================================================

GROWTH OF $10,000 INVESTED IN SHARES OF THE
SMITH BARNEY INTERNATIONAL LARGE CAP FUND CLASS A VS. BENCHMARKS
--------------------------------------------------------------------------------

GROWTH OF A
$10,000
INVESTMENT

A $10,000 investment in the Fund's Class A shares made 10 years ago would have grown to $12,354 with sales charge (as of 6/30/02). The graph shows how the performance of the Fund compares to its benchmarks over the same period.

        [The table below represents a line chart in the printed report.]

          SMITH BARNEY         LIPPER
         INTERNATIONAL     INTERNATIONAL
         LARGE CAP FUND     EQUITY FUNDS      MSCI EAFE
            CLASS A           AVERAGE           INDEX+

6/30/92       9500             10000            10000
              9096              9751            9674
              9141             10369            9788
              8863             10171            9574
              8720              9643            9249
              8854              9740            9292
              8955              9796            9416
              8955              9801            9447
              8919             10103            9668
              9423             10990            10217
              9657             12038            10720
              9917             12298            10957
6/30/93       9684             12109            10739
              9657             12535            11062
             10187             13215            11727
             10286             12920            11644
             10772             13321            12155
             10565             12159            11691
             11626             13039            12749
             12192             14145            13527
             11707             14108            13222
             10861             13503            12658
             10861             14080            12978
             10807             14002            12942
6/30/94      10646             14204            12793
             10897             14343            13156
             11401             14686            13539
             11140             14226            13211
             11041             14703            13479
             10709             14000            12839
             10293             14091            12731
              9528             13552            12135
              9762             13517            12163
             10527             14365            12555
             10779             14909            12963
             10950             14735            13094
6/30/95      11328             14480            13106
             11922             15385            13804
             11949             14802            13532
             12201             15095            13731
             12057             14693            13470
             11931             15106            13620
             12155             15718            14026
             12326             15785            14355
             12191             15842            14421
             12516             16183            14661
             12922             16657            15124
             12814             16354            15114
6/30/96      12850             16450            15209
             12246             15973            14652
             12122             16012            14846
             12342             16441            15168
             12189             16276            15089
             12553             16927            15766
             12470             16714            15831
             11994             16132            15817
             12163             16400            16035
             12247             16464            16067
             12311             16555            16106
             12967             17636            17056
6/30/97      13731             18613            17849
             14072             18918            18363
             13123             17509            17052
             14147             18493            18126
             13059             17076            16768
             12995             16905            16636
             13112             17058            16777
             13709             17842            17177
             14398             18991            18324
             14915             19580            19273
             15030             19739            19530
             15007             19648            19555

6/30/98      15231             19801            19401
             15459             20007            19661
             13525             17532            16857
             13093             16999            16277
             14138             18776            17503
             14751             19742            18408
             15422             20526            18976
             15447             20471            19149
             14982             19988            18647
             15410             20827            19311
             15753             21675            20217
             14994             20563            19406
6/30/99      15777             21369            20431
             16259             22010            20950
             16173             22096            21138
             16333             22323            21227
             17347             23165            22053
             18460             23976            23788
             20921             26131            26691
             19778             24475            25228
             21197             25138            26868
             21552             26118            27050
             20093             24750            25338
             18963             24151            24520
6/30/00      19245             25100            25648
             18167             24053            24758
             18313             24267            25206
             17116             23090            23779
             16264             22550            22878
             15479             21709            21826
             15729             22486            22613
             15398             22499            22706
             14218             20823            20980
             13470             19414            19390
             14377             20751            20684
             13916             19987            20119
6/30/01      13326             19170            19427
             12966             18842            18873
             12722             18369            18358
             11784             16512            16366
             11928             16935            16821
             12188             17560            17482
             12382             17665            17748
             11761             16727            16990
             11935             16846            17075
             12729             17766            17968
             12744             17894            18024
             12773             18137            18170
6/30/02      12354             17422            17443

The graph includes the initial sales charge on the Fund (no comparable charge exists for the Index) and assumes all dividends and distributions from the Fund are reinvested at Net Asset Value.

Notes: ALL FUND PERFORMANCE NUMBERS REPRESENT PAST PERFORMANCE, AND ARE NO GUARANTEE OF FUTURE RESULTS. The Fund's share price and investment return will fluctuate, so that the value of an investor's shares, when redeemed, may be worth more or less than their original cost. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. Total returns include change in share price and reinvestment of dividends and distributions, if any. Total return figures Owith sales chargeO are provided in accordance with SEC guidelines for comparative purposes for prospective investors, and reflect voluntary fee waivers which may be terminated at any time. If the waivers were not in place, the Fund's returns would have been lower. The maximum sales charge of 5.00% went into effect on January 4, 1999. Investors may not invest directly in an index.

+ The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

=========================================      =================================
         TOP TEN EQUITY HOLDINGS*                     PORTFOLIO BREAKDOWN*
=========================================      =================================
 1. NOVARTIS AG ................... 4.74%      [The table below represents a pie
                                                  chart in the printed report.]
 2. ENI ........................... 4.37
                                                     Europe         73.5%
 3. BNP PARIBAS ................... 4.34             Hong Kong       2.6%
                                                     Japan          22.4%
 4. HANSON ........................ 3.28             Singapore       1.5%

 5. DIAGEO PLC .................... 3.04

 6. SMITHS GROUP .................. 2.90

 7. TOYOTA MOTOR CORP ............. 2.67

 8. VODAFONE ...................... 2.64

 9. ROYAL DUTCH PETROLEUM ......... 2.63

10. ARCELOR ....................... 2.52
-----------------------------------------      ---------------------------------
* As a percentage of total investments. All figures are as of 6/30/02 and subject to change at any time.

5  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                      |  2002 Semi-annual Report to Shareholders

================================================================================
PORTFOLIO OF INVESTMENTS (UNAUDITED)                               JUNE 30, 2002
================================================================================

         SHARES     SECURITY                                         INDUSTRY                                     VALUE
===========================================================================================================================
COMMON STOCKS--100%
AUSTRALIA--0.0%
           188      Australia & New Zealand Bank                     Banks                                     $  2,042
---------------------------------------------------------------------------------------------------------------------------
FINLAND -- 0.9%
        12,965      Nokia AB                                         Communications Equipment                   189,403
---------------------------------------------------------------------------------------------------------------------------
FRANCE -- 14.4%
        37,106      Arcelor                                          Metals & Mining                            525,615
        16,411      BNP Paribas                                      Banks                                      905,920
             1      Bouygues                                         Wireless Telecommunication Services             28
         2,323      Carrefour                                        Food & Drug Retailing                      125,486
         4,496      Lagardere S.C.A.                                 Media                                      194,296
             2      L'Oreal                                          Personal Products                              156
         3,551      Peugeot                                          Automobiles                                183,946
         8,185      Sanofi Synthelabo                                Pharmaceuticals                            497,011
         8,629      STMicroelectronics NV                            Semiconductor Equipment & Products         214,777
        13,428      Suez                                             Utilities                                  357,390
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              3,004,625
---------------------------------------------------------------------------------------------------------------------------
GERMANY -- 5.4%
        14,206      Bayerische Hypo-Und Vereinsbank AG               Banks                                      462,118
         7,394      Deutsche Telekom                                 Diversified Telecommunication               69,242
        15,543      Lufthansa AG                                     Airlines                                   220,630
         4,521      Metro AG                                         Multiline Retail                           138,822
         2,363      SAP AG                                           Software                                   231,186
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,121,998
---------------------------------------------------------------------------------------------------------------------------
HONG KONG -- 2.6%
        46,000      Cathay Pacific Airways Ltd.                      Airlines                                    70,476
         3,000      Cheung Kong Holdings                             Real Estate                                 25,001
        40,000      Esprit Holdings Ltd.                             Specialty Retail                            76,926
        56,000      Giordano International Ltd.                      Specialty Retail                            34,463
         5,600      Hang Seng Bank                                   Banks                                       59,771
        14,700      Hutchinson Whampoa                               Diversified Financials                     109,782
        57,000      SmarTone Telecommunications Holdings Ltd.        Wireless Telecommunication Services         64,310
        13,000      Sun Hung Kai Properties Ltd.                     Real Estate                                 98,753
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                539,482
---------------------------------------------------------------------------------------------------------------------------
ITALY -- 4.9%
        11,301      Alleanza Assicuraz                               Insurance                                  108,280
        57,520      ENI                                              Oil & Gas                                  912,875
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,021,155
---------------------------------------------------------------------------------------------------------------------------
JAPAN -- 22.4%
         2,300      Advantest                                        Semiconductor Equipment & Products         143,144
         4,000      AEON Co., Ltd.                                   Multiline Retail                           106,787
         9,400      Denso Corp.                                      Auto Components                            146,884
         4,000      Fuji Photo Film Co.                              Leisure Equipment & Products               129,145
         1,500      Hoya Corp.                                       Electronic Equipment & Instruments         109,123
         3,000      Kao Corp.                                        Household Products                          69,078
         3,600      Kyocera Corp.                                    Electronic Equipment & Instruments         262,796
        12,000      Matsushita Electric Works Information
                      Systems Co., Ltd.                              Electrical Equipment                        86,097
        27,000      Mitsui Sumitomo Insurance Co.                    Insurance                                  145,288

---------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

6  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                      |  2002 Semi-annual Report to Shareholders

================================================================================
 PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
================================================================================

         SHARES     SECURITY                                         INDUSTRY                                    VALUE
===========================================================================================================================
JAPAN -- (CONTINUED)
         2,800      Murata Manufaturing Co.                          Electronic Equipment & Instruments      $  179,869
            61      NTT Corp Communication                           Diversified Telecommunication Services     250,891
        33,000      Nissan Motor Co.                                 Automobiles                                228,507
         5,600      Pioneer Corp.                                    Household Durables                         100,213
         3,700      Promise Co.                                      Diversified Financials                     186,443
        13,000      Ricoh Co.                                        Office Electronics                         225,045
         1,000      Rohm Co., Ltd.                                   Semiconductor Equipment & Products         149,251
         9,000      Sekisui House, Ltd.                              Household Durables                          66,149
         4,600      Shin Etsu Chemical Corp.                         Chemicals                                  197,639
         6,500      Sony Corp.                                       Household Durables                         343,261
        18,500      Sumitomo Chemical Corp.                          Chemicals                                   84,115
        16,000      Sumitomo Electrical Industry                     Electrical Equipment                       110,925
         9,000      Takeda Chemical Industry                         Pharmaceuticals                            394,944
        15,000      Tohoku Electric Power Co.                        Electric Utilities                         210,237
        21,000      Toyota Motor Corp.                               Automobiles                                557,127
         6,500      UNY Co.                                          Multiline Retail                            73,641
         6,000      Yamato Transport Co., Ltd.                       Air Freight & Couriers                     109,373
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              4,665,972
---------------------------------------------------------------------------------------------------------------------------
NETHERLANDS -- 7.0%
        23,305      Aegon NV                                         Insurance                                   484,958
         4,759      Ahold NV                                         Food & Drug Retailing                       99,922
        12,876      ING Groep NV                                     Diversified Financials                     330,005
         9,855      Royal Dutch Petroleum                            Oil & Gas                                  547,902
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,462,787
---------------------------------------------------------------------------------------------------------------------------
SINGAPORE -- 1.5%
        25,000      Chartered SemiConductors                         Semiconductor Equipment & Products          50,955
        11,000      Singapore Airlines                               Airlines                                    80,340
         3,600      Singapore Press Holding                          Media                                       40,561
        11,000      United Overseas Bank Ltd.                        Banks                                       79,094
         8,000      Venture Manufactors                              Electronic Equipment & Instruments          63,864
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                314,814
---------------------------------------------------------------------------------------------------------------------------
SPAIN -- 1.6%
        11,320      Banco Bilbao Vizcaya Argentaria SA               Banks                                      127,767
        25,583      Telefonica SA                                    Diversified Telecommunication Services     214,357
---------------------------------------------------------------------------------------------------------------------------
                                                                                                                342,124
---------------------------------------------------------------------------------------------------------------------------
SWEDEN -- 0.4%
        16,111      Nordea AB                                        Banks                                       87,443
---------------------------------------------------------------------------------------------------------------------------
SWITZERLAND -- 6.3%
         1,381      Nestle SA                                        Food Products                              321,292
        22,557      Novartis AG                                      Pharmaceuticals                            989,846
            43      UBS AG                                           Banks                                        2,158
---------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,313,296
---------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- 32.6%
        34,459      Allied Domecq                                    Beverages                                  226,044
         8,444      Amvescap                                         Diversified Financials                      68,812
         6,858      Astrazeneca                                      Pharmaceuticals                            272,682
        30,022      BHP Billiton                                     Metals & Mining                            163,639
        18,117      BOC Group Plc.                                   Chemicals                                  281,469
---------------------------------------------------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

7 SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                        | 2002 Semi-annual Report toShareholders

================================================================================
 PORTFOLIO OF INVESTMENTS (UNAUDITED) (CONTINUED)                  JUNE 30, 2002
================================================================================

         SHARES     SECURITY                                         INDUSTRY                                            VALUE
------------------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM -- (CONTINUED)
        33,240      BP Amoco                                         Oil & Gas                                        $  279,243
       157,376      Centrica                                         Gas Utilities                                       487,085
        48,847      Diageo Plc.                                      Beverages                                           634,524
        15,956      GlaxoSmithKline                                  Pharmaceuticals                                     344,962
        95,921      Hanson                                           Construction Materials                              685,163
        26,512      HSBC Holdings                                    Banks                                               304,980
        38,782      Legal & General Group Plc.                       Insurance                                            77,311
        41,066      Lloyds TSB Group                                 Banks                                               408,852
        33,125      Pearson Group                                    Media                                               329,539
        16,961      P&O Princess Cruise                              Hotels Restaurants & Leisure                        107,317
        11,379      Reed Elsevier Plc.                               Media                                               108,171
        46,542      Smiths Group                                     Industrial Conglomerates                            604,582
       133,070      Tesco                                            Food & Drug Retailing                               483,881
       401,467      Vodafone                                         Wireless Telecommunication Services                 550,887
        37,989      Wolseley Plc.                                    Trading Companies & Distributors                    385,168
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       6,804,311
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                     (Identified Cost-- $22,311,588)                                                                   20,869,452
====================================================================================================================================
PREFERRED STOCKS-- 0.0%
BRAZIL -- 0.0%
         2,476      CIA Vale Rio Doce                                Preferred Stock                                           --
------------------------------------------------------------------------------------------------------------------------------------
                    TOTAL INVESTMENTS
                    (Identified Cost-- $22,311,588)                                                                   $20,869,452
====================================================================================================================================

                                            SEE NOTES TO FINANCIAL STATEMENTS.

8 SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                       | 2002 Semi-annual Report to Shareholders

================================================================================
  STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                 JUNE 30, 2002
================================================================================

ASSETS:
  Investments at value (Note 1A) (Identified Cost, $22,311,588)   $20,869,452
  Foreign currency, at value (Cost, $298,749)                         318,022
  Cash                                                                664,946
  Receivable for fund shares sold                                     347,864
  Dividends receivable                                                 37,239
  Other receivable                                                     52,259
--------------------------------------------------------------------------------
  TOTAL ASSETS                                                     22,289,782
================================================================================
LIABILITIES:
  Payable for investments purchased                                   376,624
  Payable for fund shares repurchased                                   2,617
  Distribution fees                                                     5,363
  Accrued expenses and other liabilities                                6,754
--------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                   391,358
--------------------------------------------------------------------------------
NET ASSETS                                                        $21,898,424
================================================================================
NET ASSETS CONSIST OF:
  Paid-in capital                                                 $31,114,276
  Undistributed net investment income                                  53,850
  Unrealized depreciation                                          (1,416,323)
  Accumulated net realized loss                                    (7,853,379)
--------------------------------------------------------------------------------
  TOTAL NET ASSETS                                                $21,898,424
================================================================================
COMPUTATION OF
CLASS A SHARES:
  Net Asset Value per share
    ($20,097,397/2,350,144 shares outstanding)                          $8.55
  Offering Price per share ($8.55 / 0.95)                               $9.00*
================================================================================
CLASS B SHARES:
  Net Asset Value per share and offering price
    ($662,692/79,708 shares outstanding)                                $8.31**
================================================================================
CLASS L SHARES:
  Net Asset Value per share and offering price
    ($1,138,335/131,207 shares outstanding)                             $8.67
  Offering Price per share ($8.67 / 0.99)                               $8.76**
================================================================================

*  BASED UPON SINGLE PURCHASES OF LESS THAN $25,000.

** REDEMPTION  PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY APPLICABLE
   CONTINGENT DEFERRED SALES CHARGES.

                       SEE NOTES TO FINANCIAL STATEMENTS.

9  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                       | 2002 Semi-annual Report to Shareholders

================================================================================
 STATEMENT OF OPERATIONS (UNAUDITED)
================================================================================

FOR THE SIX MONTHS ENDED JUNE 30, 2002

INVESTMENT INCOME (NOTE 1B):
  Dividend Income and Interest Income                                 $ 281,479
  Foreign Taxes Withheld                                                (41,389)
-------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME                                               240,090
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                               88,373
  Distribution/Service fees Class A (Note 3)                             24,350
  Distribution/Service fees Class B (Note 3)                              2,341
  Distribution/Service fees Class L (Note 3)                              4,228
  Audit fees                                                             51,382
  Shareholder reports                                                    49,108
  Custody and fund accounting fees                                       42,766
  Legal fees                                                             24,851
  Blue sky fees                                                          19,764
  Transfer agent fees                                                     7,082
  Trustees fees                                                           1,377
  Other                                                                     611
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                        316,233
  Less: Aggregate amount waived by the Manager (Note 2)                 (40,807)
  Less: Expenses assumed by the Manager (Note 9)                        (89,186)
-------------------------------------------------------------------------------
  NET EXPENSES                                                          186,240
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    53,850
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  Net realized loss from investments                                   (953,099)
  Unrealized appreciation                                               863,236
-------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS                       (89,863)
-------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                            $ (36,013)
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

10  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                      |  2002 Semi-annual Report to Shareholders

================================================================================
 STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                      SIX MONTHS
                                                         ENDED      YEAR ENDED
                                                     JUNE 30, 2002  DECEMBER 31,
                                                      (unaudited)       2001
================================================================================
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
  Net investment gain (loss)                          $    53,850   $   (35,827)
  Net realized loss                                      (953,099)   (5,484,896)
  Unrealized appreciation (depreciation)                  863,236      (391,862)
--------------------------------------------------------------------------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS    (36,013)   (5,912,585)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net income Class A                                           --       (33,954)
  Net realized gain Class A                                    --       (50,398)
  Net income Class B                                           --          (629)
  Net realized gain Class B                                    --          (870)
  Net income Class L                                           --        (1,300)
  Net realized gain Class L                                    --          (901)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS
    TO SHAREHOLDERS                                            --       (88,052)
--------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST (NOTE 8):
CLASS A
  Net proceeds from sale of shares                      1,000,769     1,523,730
  Net asset value of shares issued to shareholders
    from reinvestment of distributions                         --        57,704
  Cost of shares repurchased                             (643,200)   (3,350,946)
--------------------------------------------------------------------------------
  Total Class A                                           357,569    (1,769,512)
--------------------------------------------------------------------------------
CLASS B
  Net proceeds from sale of shares                        357,584       289,987
  Net asset value of shares issued to shareholders
    from reinvestment of distributions                         --         1,296
  Cost of shares repurchased                              (38,834)     (275,256)
--------------------------------------------------------------------------------
  Total Class B                                           318,750        16,027
--------------------------------------------------------------------------------
CLASS L
  Net proceeds from sale of shares                        479,735       731,836
  Net asset value of shares issued to shareholders
    from reinvestment of distributions                         --         2,169
  Cost of shares repurchased                              (35,483)      (70,482)
--------------------------------------------------------------------------------
  Total Class L                                           444,252       663,523
--------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS FROM
    TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST       1,120,571    (1,089,962)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   1,084,558    (7,090,599)
--------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                  20,813,866    27,904,465
--------------------------------------------------------------------------------
  END OF PERIOD+                                      $21,898,424   $20,813,866
================================================================================
+ Includes undistributed net investment income of:    $    53,850   $        --
================================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

11  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                       | 2002 Semi-annual Report to Shareholders

================================================================================
 FINANCIAL HIGHLIGHTS
================================================================================

                                             SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                               JUNE 30, 2002     -------------------------------------------------------------------
CLASS A SHARES                                  (unaudited)       2001          2000          1999          1998          1997
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD            $  8.57         $ 10.91       $ 15.92       $ 12.60       $ 11.42       $ 11.79
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)                    0.023          (0.013)       (0.093)       (0.077)+      (0.009)+       0.004+
  Net realized and unrealized gain (loss)        (0.043)         (2.291)       (3.858)        4.452         1.996         0.592+
------------------------------------------------------------------------------------------------------------------------------------
Total From Operations                            (0.020)         (2.304)       (3.951)        4.375         1.987         0.596
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                              --          (0.015)           --            --        (0.008)       (0.025)
  In excess of net investment income                 --              --            --            --        (0.001)           --
  Net realized gain                                  --          (0.021)       (1.059)       (1.055)       (0.798)       (0.941)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                  --          (0.036)       (1.059)       (1.055)       (0.807)       (0.966)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $  8.55         $  8.57       $ 10.91       $ 15.92       $ 12.60       $ 11.42
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)     $20,097         $19,767       $27,365       $25,058       $21,132       $18,333
  Ratio of expenses to average net assets          1.75%*          1.75%         1.75%         1.75%         1.75%         1.75%
  Ratio of net investment income (loss)
    to average net assets                          0.55%*         (0.13)%       (0.91)%       (0.49)%       (0.17)%        0.03%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                      (0.23)%**      (21.13)%      (24.82)%       35.66%        17.62%         5.15%
====================================================================================================================================
PORTFOLIO TURNOVER RATE                              38%             96%           --            --            --            --
====================================================================================================================================
NOTE: IF AGENTS OF THE FUND FOR THE PERIODS  INDICATED HAD NOT VOLUNTARILY  WAIVED A PORTION OF THEIR FEES THE NET INVESTMENT INCOME
(LOSS) PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Net investment loss per share                 $(0.029)        $(0.113)      $(0.109)      $(0.210)      $(0.011)      $(0.004)+
  RATIOS:
  Expenses to average net assets                   3.00%*          2.76%         1.91%         1.90%         1.80%         1.82%
  Net investment loss to average net assets       (0.70)%*        (1.14)%       (1.07)%       (0.64)%       (0.22)%       (0.04)%
------------------------------------------------------------------------------------------------------------------------------------

 * ANNUALIZED
** NOT ANNUALIZED
 + THE PER SHARE AMOUNTS WERE COMPUTED USING A MONTHLY  AVERAGE NUMBER OF SHARES
   OUTSTANDING DURING THE YEAR.

                       SEE NOTES TO FINANCIAL STATEMENTS.

12  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                      |  2002 Semi-annual Report to Shareholders

================================================================================
 FINANCIAL HIGHLIGHTS (CONTINUED)
================================================================================


                                                                SIX MONTHS                                         JANUARY 4, 1999
                                                                  ENDED               YEAR ENDED DECEMBER 31,        (COMMENCEMENT
                                                              JUNE 30, 2002        ----------------------------    OF OPERATIONS) TO
CLASS B SHARES                                                 (unaudited)             2001             2000       DECEMBER 31, 1999
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                             $  8.36             $ 10.73           $ 15.81           $ 12.87
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment loss                                             (0.002)             (0.076)           (0.174)           (0.095)
  Net realized and unrealized gain (loss)                         (0.048)             (2.258)           (3.847)            4.090
------------------------------------------------------------------------------------------------------------------------------------
Total From Operations                                             (0.050)             (2.334)           (4.021)            3.995
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                               --              (0.015)               --                --
  Net realized gain                                                   --              (0.021)           (1.059)           (1.055)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                   --              (0.036)           (1.059)           (1.055)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $  8.31             $  8.36           $ 10.73           $ 15.81
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)                      $   663             $   348           $   434           $   323
  Ratio of expenses to average net assets                           2.50%*              2.50%             2.50%             2.50%*
  Ratio of net investment loss to average net assets               (0.08)%*            (0.85)%           (1.60)%           (1.24)%*
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       (0.60)%**          (21.76)%          (25.44)%           31.95%**
====================================================================================================================================
PORTFOLIO TURNOVER RATE                                               38%                 96%               --                --
====================================================================================================================================
NOTE: IF AGENTS OF THE FUND FOR THE PERIODS INDICATED HAD NOT VOLUNTARILY WAIVED A PORTION OF THEIR FEES THE NET INVESTMENT LOSS PER
SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Net investment loss per share                                           $(0.039)         $(0.169)       $(0.192)       $(0.108)
  RATIOS:
  Expenses to average net assets                                             3.75%*           3.51%          2.66%          2.70%*
  Net investment loss to average net assets                                 (1.33)%*         (1.86)%        (1.76)%        (1.44)%*
====================================================================================================================================

 * ANNUALIZED
** NOT ANNUALIZED

                       SEE NOTES TO FINANCIAL STATEMENTS.

13 SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                        | 2002 Semi-annual Report toShareholders

================================================================================
 FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          SEPTEMBER 22, 2000
                                                SIX MONTHS ENDED                             (COMMENCEMENT
                                                  JUNE 30, 2002          YEAR ENDED        OF OPERATIONS) TO
CLASS LSHARES                                      (unaudited)        DECEMBER 31, 2001    DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                $  8.72                $ 11.17               $ 13.20
------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment Income (loss)                        0.001                 (0.333)               (0.014)
  Net realized and unrealized loss                   (0.051)                (2.080)               (1.147)
------------------------------------------------------------------------------------------------------------
Total From Operations                                (0.050)                (2.413)               (1.161)
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                  --                 (0.016)                   --
  Net realized gain                                      --                 (0.021)               (0.869)
------------------------------------------------------------------------------------------------------------
Total Distributions                                      --                 (0.037)               (0.869)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $  8.67                $  8.72               $ 11.17
============================================================================================================
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)         $ 1,138                $   699               $   105
  Ratio of expenses to average net assets              2.35%*                 2.35%                 2.35%*
  Ratio of net investment income (loss) to
    average net assets                                 0.04%*                (0.77)%               (1.84)%*
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (0.57)%**             (21.61)%               (8.50)%**
============================================================================================================
PORTFOLIO TURNOVER RATE                                  38%                    96%                   ==
============================================================================================================
NOTE: IF AGENTS OF THE FUND FOR THE PERIODS  INDICATED HAD NOT  VOLUNTARILY  WAIVED A PORTION OF THEIR FEES
THE NET INVESTMENT INCOME (LOSS) PER SHARE AND THE RATIOS WOULD HAVE BEEN AS FOLLOWS:

  Net investment loss per share                     $(0.039)               $(0.380)              $(0.019)
  RATIOS:
  Expenses to average net assets                       3.60%*                 3.35%                 3.00%*
  Net investment loss to average net assets           (1.21)%*               (1.77)%               (2.49)%*
============================================================================================================

 * ANNUALIZED
** NOT ANNUALIZED

                                     SEE NOTES TO FINANCIAL STATEMENTS.

14  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                       | 2002 Semi-annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
================================================================================

1.   Significant Accounting Policies

Smith Barney International Large Cap Fund (the "Fund") is a separate diversified series of Smith Barney Trust II (the "Trust"), a Massachusetts business trust. Prior to April 30, 2002, the Fund was a series of CitiFunds International Trust, also a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The investment manager of the Fund is Smith Barney Fund Management LLC (the "Manager"). Prior to May 13, 2002, the Fund's investment manager was Citi Fund Management Inc., an affiliate of the Manager. Salomon Smith Barney Inc. ("SSB"), serves as the Fund's distributor and sells Fund shares to the public as a member of the selling group.

Travelers Bank & Trust, fsb ("TB&T"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. TB&T receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder record keeping and financial processing for all shareholder accounts and is paid by TB&T. For the six months ended June 30, 2002, the Fund paid transfer agent fees of $7,082 to TB&T.

The Fund offers Class A, Class B and Class L shares. Class A shares have a front-end, or initial, sales charge. This sales charge may be reduced or eliminated in certain circumstances. Class B shares have no front-end sales charge, pay a higher ongoing distribution fee than Class A, and are subject to a deferred sales charge if sold within six years of purchase. Class L shares have a front-end, or initial, sales charge and are subject to a deferred sales charge if sold within one year of purchase. Class B shares automatically convert into Class A shares after eight years. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan or on other class-specific matters. Shares of each class would receive their pro-rata share of the net assets of the Fund if the Fund were liquidated. Class A shares have lower expenses than Class B and Class L shares. For the six months ended June 30, 2002, the Distributor received net commissions paid by investors of $2,000 and $3,000 from sales of Class A and Class L shares, respectively, and $0 in deferred sales charges from redemptions of Class B shares.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Fund are as follows:

A. INVESTMENT SECURITY VALUATIONS Equity securities listed on securities exchanges or reported through the NASDAQ system is valued at last sale prices. Unlisted securities or listed securities for which last sale prices are not available are valued at last quoted bid prices. Securities listed on a foreign exchange are valued at the last quoted sale price available. Short-term obligations maturing in sixty days or less are valued at amortized cost, which constitutes fair value as determined by the Trustees, portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time of fund valuation, such securities will be valued at fair value as determined in good faith by or under the general guidelines established by the Trustees.

B. INCOME Interest income consists of interest accrued and discount earned, adjusted for amortization of premium or discount on long-term debt securities when required for U.S. federal income tax purposes. Dividend income is recorded on the ex-dividend date.


15  SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                       | 2002 Semi-annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

C. FOREIGN CURRENCY TRANSLATION The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Translation of foreign currency includes net exchange gains and losses resulting from the disposition of foreign currency and the difference between the amount of investment income, expenses and foreign withholding taxes recorded and the actual amount received or paid.

D. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts ("contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

E. ACCOUNTING FOR INVESTMENTS Securities transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

F. FEDERAL TAXES The Fund's policy is to comply with the provision of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all of its taxable income, including any net realized gain on investment transactions. Accordingly, no provision for federal income or excise tax is necessary.

G. EXPENSES The Fund bears all costs of its operations other than expenses specifically assumed by the Manager. Expenses incurred by the Trust with respect to any two or more funds or series are allocated in proportion to the average net assets of each fund, except when allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

H.   DISTRIBUTIONS  Distributions  to  shareholders  are recorded on ex-dividend date. The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Fund's capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations.


2.   Management Fees

The Manager is responsible for overall management of the Fund's business affairs pursuant to a Management Agreement with the Fund. The Manager also provides certain administrative services to the Fund. These administrative services include providing general office facilities and supervising the overall administration of the Fund.

The management fees paid to the Manager are accrued daily and payable monthly. The management fee is computed at an annual rate of 0.85% of the Fund's average daily net assets. The management fee amounted to $88,373 of which $40,807 was voluntarily waived for the six months ended June 30, 2002.

16 SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                       | 2002 Semi-annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Fund from the Manager or its affiliates. Certain officers and two Trustees of the Fund are officers and directors of the Manager or its affiliates.


3.   Distribution/Service Fees

The Fund maintains separate Service Plans for Class A, Class B and Class L shares, which have been adopted in accordance with Rule 12b-1 under the 1940 Act. Under the Class A Service Plan, the Fund may pay a combined monthly distribution and service fee at an annual rate not to exceed 0.25% of the average daily net assets represented by Class A shares of the Fund. The fees for Class A shares amounted to $24,350 for the six months ended June 30, 2002. Under the Class B and Class L Service Plan, the Fund may pay a combined monthly distribution and service fee at an annual rate not to exceed 1.00% of the average daily net assets represented by Class B and L shares of the Fund. The fees for Class B and L shares amounted to $2,341 and $4,228, respectively, for the six months ended June 30, 2002. These fees may be used to make payments to the Distributor and others for providing personal service or the maintenance of shareholder accounts, to the Distributor for distribution services, and to others as compensation for the sale of shares of the applicable class of the Fund for advertising, marketing or other promotional activity, and for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders.


4.   Purchases and Sales of Investments

Purchases  and  sales  of  investments,   other  than  short-term   obligations,
aggregated $8,007,219 and $8,139,284, respectively, for the six months ended June 30, 2002.

5.   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investment securities owned at June 30, 2002, as computed on a federal income tax basis, are as follows:

================================================================================
Aggregate cost                                      $22,311,588
--------------------------------------------------------------------------------
Gross unrealized appreciation                         1,323,492
Gross unrealized depreciation                        (2,765,628)
--------------------------------------------------------------------------------
Net unrealized depreciation                         $(1,442,136)
================================================================================

6.   Financial Instruments

The Fund may trade financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when related and offsetting transactions are considered. No such instruments were held at June 30, 2002.


7.   Capital Loss Carryforward

At December 31, 2001, the Fund, for federal income tax purposes, had a loss carryover of $6,043,136, available to offset future capital gains until December 31, 2009.

17 SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                       | 2002 Semi-annual Report to Shareholders

================================================================================
 NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
================================================================================

8.   Shares of Beneficial Interest

The  Declaration  of Trust permits the Trustees to issue an unlimited  number of
full  and  fractional  shares  of  beneficial   interest  (without  par  value).
Transactions in shares of beneficial interest were as follows:

                                               SIX MONTHS ENDED      YEAR ENDED
                                                 JUNE 30, 2002      DECEMBER 31,
                                                  (unaudited)           2001
================================================================================
CLASS A
Shares sold                                          117,892            158,102
Shares issued to shareholders
  from reinvestment of distributions                      --              6,448
Shares repurchased                                   (75,208)          (366,487)
-------------------------------------------------------------------------------
Class A net increase (decrease)                       42,684           (201,937)
================================================================================
CLASS B
Shares sold                                           42,633             32,395
Shares issued to shareholders
  from reinvestment of distributions                      --                151
Shares repurchased                                    (4,569)           (31,365)
-------------------------------------------------------------------------------
Class B net increase                                  38,064              1,181
================================================================================
CLASS L
Shares sold                                           55,042             78,259
Shares issued to shareholders
  from reinvestment of distributions                      --                246
Shares repurchased                                    (3,991)            (7,782)
-------------------------------------------------------------------------------
Class L net increase                                  51,051             70,723
================================================================================


9.   Assumption of Expenses

The Manager has voluntarily agreed to pay a portion of the unwaived expenses of the Fund for the six months ended June 30, 2002, which amounted to $89,186 in order to maintain the total annual operating expenses of the Fund of 1.75%, 2.50% and 2.35% of average daily net assets for Class A, Class B and Class L shares, respectively. This voluntary expense limitation may be discontinued at any time.


10.  Trustee Retirement Plan

The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. The Fund has not yet paid any amounts under the Plan, although payments to certain retired Trustees will commence in September, 2002.

18 SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                        | 2002 Semi-annual Report toShareholders

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




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


--------------------------------------------------------------------------------
 SMITH BARNEY
 INTERNATIONAL
LARGE CAP FUND
--------------------------------------------------------------------------------
               TRUSTEES & OFFICERS              INVESTMENT MANAGER
               Elliott J. Berv                  Smith Barney Fund Management LLC
               Donald M. Carlton
               A. Benton Cocanougher            DISTRIBUTOR
               Mark T. Finn                     Salomon Smith Barney Inc.
               R. Jay Gerken*
               Stephen Randolph Gross           CUSTODIAN
               Diana R. Harrington              State Street Bank
               Susan B. Kerley                    & Trust Company
               Heath B. McLendon*
               Alan G. Merten                   TRANSFER AGENT
               C. Oscar Morong Jr., Chairman    Travelers Bank & Trust, fsb
               R. Richardson Pettit             125 Broad Street, 11th Floor
               Walter E. Robb, III              New York, NY 10004

               PRESIDENT                        SUB-TRANSFER AGENT
               R. Jay Gerken*                   PFPC Global Fund Services
                                                P.O. Box 9699
               SECRETARY                        Providence, RI 02940-9699
               Robert I. Frenkel*

               SENIOR VICE PRESIDENT
               AND CHIEF
               ADMINISTRATIVE OFFICER
               Lewis E. Daidone*

               TREASURER
               Irving David*

               CONTROLLER
               Frances Guggino*

                * Affiliated Person of
               Investment Manager

SMITH BARNEY INTERNATIONAL LARGE CAP FUND
================================================================================

                                       This report is submitted for general
                                       information of the shareholders of Smith
                                       Barney International Large Cap Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after September 30, 2002, this report must be accompanied by performance information for the most recently completed calendar quarter.

                                       SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                                       Smith Barney Mutual Funds
                                       125 Broad Street, MF-2
                                       New York, NY 10004

                                       For complete information on any Smith
                                       Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.



                                       www.smithbarney.com/mutualfunds

                                       [SALOMON SMITH BARNEY LOGO]

                                       Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

                                       FD02625 8/02                      02-3625